UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2014

CESCA THERAPEUTICS INC.
(Formerly Known As ThermoGenesis Corp.)
(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers.

Appointment of Denis Michael Rhein as Director

On December 1, 2014, the Board of Directors of Cesca Therapeutics Inc. (the "Company") increased the size of its Board to seven members, and appointed Mr. Denis Michael Rhein as a new member of the Board of Directors of the Company.  Mr. Rhein is expected to be appointed to one or more committees of the Board at future meetings, but currently serves on no committee.

Mr. Rhein has over 30 years of corporate banking and securities experience at Deutsche Bank AG in Frankfurt, Germany, where he served in various executive management positions including Managing Director, Senior Client Executive of Asset and Wealth Management, Global Head of Hedge Fund Research, Head of Alternative Investments, and Head of Product Development.  Mr. Rhein retired from Deutsche Bank in June 2013.

Mr. Rhein is the founder and a Director of EMR Vermögensverwaltung GmbH, an investment management company, since July 2013. He is also the founder and the Principal Shareholder and a Director of Illumisound GmbH, an alternative energy efficient commercial lighting company, since October 2013. Mr. Rhein was a director of TotipotentRX Corporation from 2012 until the merger that resulted in the formation of Cesca Therapeutics in February 2014.

Mr. Rhein will receive an annual Board of Director retainer of $35,000 paid in quarterly installments. He will also receive a non-qualified stock option grant of 25,000 shares. The options will have a term of seven years and vest monthly over the course of one year.

Mr. Rhein has not previously held any positions with the Company and there have been no related party transactions between Mr. Rhein and the Company. Mr. Rhein has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  Furthermore, there are no other arrangements or understandings between management and Mr. Rhein with respect to his appointment as a director.

For more information, see the Press Release attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.                          Exhibit Description

99.1            Press release, titled "Cesca Therapeutics Appoints Mr. Denis Michael Rhein to its Board of Directors" dated December 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cesca Therapeutics Inc.
a Delaware Corporation

Dated: December 5, 2014                                                                                    /s/ Dan T. Bessey
Dan T. Bessey, Chief Financial Officer